                                                                   Exhibit 10.21


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                            ZHONE TECHNOLOGIES, INC.
                            ------------------------

                              WARRANT TO PURCHASE

                             SHARES OF COMMON STOCK

          THIS CERTIFIES THAT, for value received, and subject to the provisions and upon the terms and conditions hereinafter set forth, SOLECTRON CORPORATION, A DELAWARE CORPORATION, is entitled to subscribe for and purchase up to 15,000 shares of Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of Zhone Technologies, Inc., a Delaware corporation (the "Company").

          1.   Warrant Price; Term.
               -------------------

               (a)  Warrant Price. The Warrant Price shall be $0.40 per share,
                    -------------
which is the per share fair market value of the Company's Common Stock on the Date of Grant. As used herein, the term "Date of Grant" shall mean the date as set forth on the signature page hereof.

               (b)  Term. Except as otherwise provided for herein, the term of
                    ----
the Warrant and the right to purchase Shares as granted herein shall be exercisable, at any time and from time to time, during the period commencing on the Date of Grant and terminating at 5:00 p.m. San Francisco local time on the fifth anniversary of the Date of Grant (the "Term").

          2.   Method of Exercise; Payment; Issuance of New Warrant.  Subject to
               ----------------------------------------------------
Sections 1 and 9 hereof, the purchase right represented by this Warrant may be exercised, in whole or in part, by the holder hereof during the Term by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-1 duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares of Common Stock represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such fifteen day period.

          3.   Stock Fully Paid. All Shares that may be issued upon the exercise
               ----------------
of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

          4.   Adjustment of Warrant Price and Number of Shares.  The Warrant
               ------------------------------------------------
Price and the number of Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

               (a)  Reclassification or Merger. In case of any reclassification,
                    --------------------------
change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, or its parent corporation, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subparagraph
(a) shall similarly apply to successive reclassifications, changes, mergers, consolidations, transfers, amendments and waivers.

               (b)  Subdivision or Combination of Shares. If the Company, at any
                    ------------------------------------
time while this Warrant remains outstanding and unexpired, shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

               (c)  Stock Dividends and Other Distributions. If the Company, at
                    ---------------------------------------
any time while this Warrant remains outstanding and unexpired, shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Common Stock (or any shares of stock or other securities at the time issuable upon exercise of the Warrant) payable in (i) securities of the Company or (ii) assets (excluding cash dividends paid or payable solely out of retained earnings), then, in each such case, the holder of this Warrant on exercise hereof at any time after the consummation, effective date or record date of such dividend or other distribution, shall receive, in addition to the shares of Common Stock (or such other stock or securities) issuable on such exercise prior to such date, and without the payment of additional consideration therefor, the securities or such other assets of the Company to which such holder would have been entitled upon such date if such holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period giving effect to all adjustments called for by this Section 4.

               (d)  Adjustment of Number of Shares.  Upon each adjustment in the
                    ------------------------------
Warrant Price, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

               (e)  Conversion of Shares. In the event that all of the
                    --------------------
authorized and outstanding shares of Common Stock are redeemed or converted or reclassified into other securities or property pursuant to the Company's Certificate of Incorporation or otherwise, or the Common Stock otherwise ceases to exist, then, in such case, the holder of this Warrant, upon exercise hereof at any time after the date on which the Common Stock is so redeemed or converted, reclassified or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Common Stock that would have been issuable upon such exercise immediately prior to the Termination Date, the securities or property that would have been received if this Warrant had been exercised in full and the Common Stock received thereupon had been simultaneously converted immediately prior to the Termination Date, all subject to further adjustment as provided in this Warrant. Additionally, the Warrant Price shall be immediately adjusted to equal the quotient obtained by dividing
(x) the aggregate Warrant Price of the maximum number of Shares for which this Warrant was exercisable immediately prior to the Termination Date by (y) the number of Shares for which this Warrant is exercisable immediately after the Termination Date, all subject to further adjustment as provided herein.

          5.   Notice of Adjustments.  Whenever the Warrant Price or the number
               ---------------------
of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed to the holder of this Warrant.

          6.   Fractional Shares.  No fractional shares of Common Stock will be
               -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

          7.   Compliance with the Act: Disposition of Warrant or Shares.
               ---------------------------------------------------------

               (a)  Compliance with the Act.  The holder of this Warrant, by
                    -----------------------
acceptance hereof, agrees that this Warrant and the shares of Common Stock issuable upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Act. If at the time of any exercise or transfer of this Warrant or transfer of any of the shares of Common Stock issued upon exercise of this Warrant, such securities have not been registered under the Act and are not eligible for sale without registration under Rule 144 of the Act, the Company may require as a condition to allowing such exercise or transfer, that the holder of such securities furnish to the Company such information as is reasonably necessary to establish that such exercise and/or transfer may be made without registration under the Act. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

          "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES. IN ADDITION, NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

          (b)  Disposition of Warrant or Shares.  Subject to the provisions of
               --------------------------------
this Section 7 and until such time as the Company's securities have been registered under the Act, this Warrant and the shares issuable upon exercise of this Warrant may only be assigned or transferred in whole or in part by the holder hereof to any of its affiliated entities. With respect to any proposed offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares of Common Stock, the holder hereof and each subsequent holder of this Warrant shall notify the Company prior thereto, describing briefly the manner thereof to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice, the Company, as promptly as practicable, shall notify such holder whether or not such holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. Any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant, without the prior written consent of the Company pursuant to this Section 7(b), shall be null and void and of no effect.

     8.   Rights as Stockholders; Information.  No holder of this Warrant,
          -----------------------------------
as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

     9.   Right to Convert Warrant into Shares; Net Issuance.
          --------------------------------------------------

          (a) Right to Convert.  In addition to and without limiting the rights
              ----------------
of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") during the Term into shares of Common Stock as provided in this Section 9. Upon exercise of the Conversion Right with respect to a particular number of shares of Common Stock subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as hereinafter defined), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date by (Y) the fair market value of one share of Common Stock on the Conversion Date.

Expressed as a formula, such conversion shall be computed as follows:

                                 B - A
                             X = -----
                                   Y

Where:    X = The number of shares of Common Stock that may be issued to holder.

          Y = The fair market value ("FMV") of one share of Common Stock.

          A = The aggregate Warrant Price (i.e., Converted Warrant Shares x
              Warrant Price).

          B = The aggregate FMV (i.e., FMV x Converted Warrant Shares).

     No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date. All references in this Warrant to an "exercise" of the Warrant shall include an exchange pursuant to this Section 9.

          (b) Method of Exercise.  The Conversion Right may be exercised, in
              ------------------
whole or in part, by the holder hereof during the Term by the surrender of this Warrant at the principal office of the Company together with a duly executed notice of exercise substantially in the form attached hereto as Exhibit A-2, specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares of Common Stock subject to this Warrant that are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid notice of exercise, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right shall be issued as of the Conversion Date and shall be delivered to the holder within thirty days following the Conversion Date.

          (c)  Determination of Fair Market Value.  For purposes of this Section
               ----------------------------------
9, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

          (i) If the Conversion Right is exercised in connection with and contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such Public Offering.

         (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

               (A) If traded on a securities exchange or The Nasdaq Stock Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the thirty day period ending five business days prior to the Determination Date;

               (B) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the thirty day period ending five business days prior to the Determination Date; and

               (C) If there is no public market for the Common Stock, then fair market value shall be the price reasonably determined in good faith by the Board of Directors of the Company.

     10.  Representations and Warranties of the Company. The Company hereby
          ---------------------------------------------
represents and warrant to the holder hereof as follows:

          (a)  Existence and Power.  The Company is a (i) is a corporation duly
               -------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Warrant.

          (b)  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by the Company of this Warrant and the transactions contemplated hereby (i) have been duly authorized by all necessary corporate action of the Company and (ii) do not contravene the terms of the Certificate of Incorporation or Bylaws of the Company, each as amended as of and through the Date of Grant, or any other material contract of the Company.

          (c)  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, compliance, exemption or authorization of any governmental authority or agency, or of any other person or entity, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Warrant or the transactions contemplated hereby, except for any such approval, consent, compliance, exemption or authorization which has been waived or obtained as of the Date of Grant.

          (d)  Binding Effect. This Warrant has been duly executed and delivered
               --------------
by the Company and constitutes the valid and binding obligations of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          (e)  Capitalization. As of the Date of Grant, (i) 81,424,000 shares of
               --------------
Common Stock are issued and outstanding, (ii) 125,000,000 shares of Preferred Stock are issued and outstanding, and (iii) assuming the full issuance and exercise of all options authorized to be issued by the Company as of the Date of Grant to acquire shares of Common Stock pursuant to the Company's stock plan(s), 43,576,000 shares of Common Stock are issuable upon such issuance and exercise.

     11.  Representations and Warranties of the Holder.  The holder hereof
          --------------------------------------------
hereby represents and warrants to the Company as follows:

          (a)  Existence and Power.  The holder is a (i) is a corporation duly
               -------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and (ii) has the corporate power and authority to execute, deliver and perform its obligations under this Warrant.

          (b)  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by the holder of this Warrant and the transactions contemplated hereby have been duly authorized by all necessary corporate action of the holder.

          (c)  Binding Effect. This Warrant has been duly executed and delivered
               --------------
by the holder and constitutes the valid and binding obligations of the holder, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity).

          (d)  Restricted Securities; Rule 144 and Rule 144A.  The holder
               ---------------------------------------------
understands that the Shares to be purchased upon exercise of the Warrant have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. The holder acknowledges that the Warrant and the Shares issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available. The holder is aware of the provisions of Rule 144 and Rule 144A promulgated under the Act.

          (e)  No Public Market.  The holder understands that no public market
              ----------------
now exists for the Warrant or the Shares issuable upon exercise of the Warrant.

     12.  Reservation of Common Stock.  The Company hereby covenants that there
          ---------------------------
shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company as are from time to time issuable upon exercise of this Warrant. The Company hereby further covenants that the Company will take all steps necessary to amend its Certificate of Incorporation to provide a sufficient reserve of shares of Common Stock issuable upon exercise of this Warrant. All such shares of Common Stock shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale, and free and clear of all preemptive rights, except encumbrances or restrictions arising under federal or state securities laws.

     13.  Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14.  Notices.  Any notice, request, communication or other document
          -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant, or at such other address as either party may designate by ten days' advance written notice to the other party.

     15.  Lost Warrants or Stock Certificates.  The Company covenants to the
          -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     16.  Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     17.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the internal laws of the State of California without regard to its choice of law rules.

     18.  Remedies. In case any one or more of the covenants and agreements
          --------
contained in this Warrant shall have been breached, the holder hereof (in the case of a breach by the Company) or the Company (in the case of a breach by the holder), may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     19.  Acceptance. Receipt of this Warrant by the holder hereof shall
          ----------
constitute acceptance of and agreement to the foregoing terms and conditions.

     20.  Registration Rights. The Company shall use commercially reasonable
          -------------------
efforts to amend its Rights Agreement dated November 1, 1999 in order to make the holder of this Warrant a party to such agreement with respect to the piggyback registration rights included therein.

     21.  Market Stand-Off Agreement. Holder hereby agrees that, during the
          --------------------------
period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration; provided, however, that:

          (a) such agreement shall be applicable only to the first such registration statement of the Company which covers common stock (or other securities) to be sold on its behalf to the public in an underwritten offering; and

          (b) such agreement shall not be required unless all executive officers, directors and holders of one percent (1%) or more of the outstanding capital stock of the Company enter into similar agreements.

     In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Shares of Holder (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

     22.  No Impairment of Rights. The Company will not, by amendment of its
          -----------------------
Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon exercise of this Warrant.

     23.  Severability. If any term, provision, covenant, or restriction of this
          ------------
Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                 [Remainder of page intentionally left blank.]

Date of Grant: March 13, 2000
                     --

                                        ZHONE TECHNOLOGIES, INC.

ACKNOWLEDGED AND AGREED:

                                        By: /s/  Ebrahim Abbasi
                                            ----------------------------------

SOLECTRON CORPORATION
                                        Name: Ebrahim Abbasi
                                              --------------------------------

By:______________________________       Title: VP Operations
                                               -------------------------------

Name:____________________________       Address: 7677 Oakport Street, Suite 1040
                                                 Oakland, CA 94621

Title:___________________________

Address: 847 Gibraltar Drive
         Milpitas, CA 95035

Date of Grant: March 13, 2000
                     --

                                        ZHONE TECHNOLOGIES, INC.

ACKNOWLEDGED AND AGREED:

                                        By:_____________________________________

SOLECTRON CORPORATION
                                        Name:___________________________________


By: /s/ Susan Wang                      Title:__________________________________
    ------------------------------
Name: Susan Wang                        Address: 7677 Oakport Street, Suite 1040
      ----------------------------
                                                 Oakland, CA 94621

Title: SR. VP, CFO & SECRETARY
       ---------------------------

Address: 847 Gibraltar Drive
         Milpitas, CA 95035

                                  EXHIBIT A-1

                              NOTICE OF EXERCISE

To:  ZHONE TECHNOLOGIES, INC.

     1. The undersigned hereby elects to purchase __________ shares of ________________ of ZHONE TECHNOLOGIES, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                        ______________________________
                                    (Name)




                        ______________________________


                        ______________________________
                                   (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                                           _____________________________________
                                           Signature



                                           _____________________________________
                                           Date

                                  EXHIBIT A-2

             NOTICE OF EXERCISE OF NET ISSUANCE CONVERSION RIGHTS

To:  ZHONE TECHNOLOGIES, INC.

     1. The undersigned, the registered holder of the Warrant delivered herewith (the "Warrant"), hereby elects to exercise the Conversion Right (as defined in Section 9 of the Warrant) as provided herein. __________ shares subject to the Warrant are being surrendered hereby in exercise of the Conversion Right. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 9(a) of the Warrant, which requires the use of the "fair market value" of the Company's stock. Therefore, ___________ shares are to be issued to the undersigned pursuant to this exercise.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                        ______________________________
                                    (Name)




                        ______________________________


                        ______________________________
                                   (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.

                                           _____________________________________
                                           Signature



                                           _____________________________________
                                           Date

                                  Schedule 1
                                  ----------

                      INVESTMENT REPRESENTATION STATEMENT

Purchaser: SOLECTRON CORPORATION

Company:   ZHONE TECHNOLOGIES, INC.

Security:

Amount:

Date:

     In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to Zhone Technologies, Inc. (the "Company") as follows:

     (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

     (b) The Purchaser understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

     (d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

     (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

     (f) The Purchaser further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Act, or compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (f) The Purchaser is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Act.

                                            Purchaser:



                                            Date:  _______________, ____